UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 5, 2012
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A updates information disclosed in a Current Report on Form 8-K filed July 6, 2012 (the “Original Form 8-K”) relating to, among other topics, information regarding a Management Retention Plan (the “Plan”) and form of Retention Agreement (“Agreement”) pursuant to the Plan.  The sole purpose of this Amendment is to file as Exhibits the Plan and the form of Agreement.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  The Original Form 8-K described a Management Retention Plan and form of Agreement that had been approved by the Compensation Committee of the Company’s Board of Directors.  These documents have now been finalized and are attached as Exhibits to this filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

10.1	Christopher & Banks Corporation 2012 Management Retention Plan.
10.2	Christopher & Banks Corporation Form of Retention Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel and Corporate Secretary

Date:  July 16, 2012

EXHIBIT INDEX

Exhibit Number	Description
10.1	Christopher & Banks Corporation 2012 Management Retention Plan.
10.2	Christopher & Banks Corporation Form of Retention Agreement.